                                                                     EXHIBIT 3.1

                                 LAW OFFICES OF
                               GILBERG, KRASELSKY
                                  & GRAY. P.C.
                               POST OFFICE BOX 346
                              ALBANY, GEORGIA 31702
                                  (912)883-2527

                  NATIONAL REAL ESTATE MAGAZINE NETWORK, INC.

                                       I.

   The name of the Corporation is NATIONAL REAL ESTATE MAGAZINE NETWORK, INC..

                                       II.

     The Corporation shall have perpetual duration

                                      III.

     This Corporation is being created and organized under the Georgia Business Corporation Code (Chapter 22 of the Georgia Code Annotated.)

                                       IV.

     The Corporation is organized for the following purposes: to produce, manufacture, purchase, sell and otherwise acquire and distribute publications of various types, at wholesale and at retail, for itself and for others, with all the usual and necessary services incident thereto to buy, sell, exchange, lease, subdivide and improve real estate, with all the usual and necessary services incident thereto, for itself and others; to buy, sell, lease, own, hold, mortgage, improve and otherwise deal in and with real or personal property, with all the usual and necessary services incident thereto for itself and others, and to carry on any other legal activity or activities not specifically prohibited to corporations under the laws of the State of Georgia.

                                       V.

     The Corporation shall have the authority to issue Seven Hundred (700) Shares of Stock. Such Shares shall be at no par value.

                                 LAW OFFICES OF
                               GILBERG, KRASELSKY
                                  & GRAY. P.C.
                               POST OFFICE BOX 346
                              ALBANY, GEORGIA 31702
                                  (912)883-2527

                                       VI.

     The minimum capital with which the Corporation shall commence business is Five Hundred and No/100 ($500.00) Dollars.

                                      VII.

     The registered office of the Corporation is located at 235 Roosevelt Avenue, Suite 258, Albany, Georgia 31701 and its registered agent is ROBERT L. KRASELSKY at such address.

                                      VIII

                    The initial Board of Directors shall be:

                                R. W. HUGHES, JR.
                               2804 WESTGATE BLVD.
                              ALBANY, GEORGIA 31707

                                SHIRLEY J. HUGHES
                                1704 ACKER DRIVE
                              ALBANY, GEORGIA 31707

                                 MICHAEL HUGHES
                                1704 ACKER DRIVE
                              ALBANY, GEORGIA 31707

                                       IX.

                  The name and address of the Incorporator is:

                               ROBERT L. KRASELSKY
                              235 ROOSEVELT AVENUE
                                    SUITE 258
                              ALBANY, GEORGIA 31701

     IN WITNESS WHEREOF, the undersigned executed these Articles of incorporation.


                                        /s/ ROBERT L. KRASELSKY
                                        ----------------------------------------
                                        ROBERT L. KRASELSKY,
                                        Attorney for Incorporator

                   CONSENT TO APPOINTMENT AS REGISTERED AGENT

TO: Honorable David B. Poythress
    Secretary of State
    Ex-Officio Corporation Commissioner
    State of Georgia

I (We) ROBERT L. KRASELSKY do hereby consent to serve as registered agent for the corporation NATIONAL REAL ESTATE MAGAZINE NETWORK, INC.

This 2nd day of July 1980


                                        /s/ Robert L. Kraselsky
                                        ----------------------------------------
                                        ROBERT L. KRASELSKY

Address of registered agent(s):

235 ROOSEVELT AVENUE
SUITE 258
ALBANY, GEORGIA 31701

                             (STATE OF GEORGIA LOGO)

                          OFFICE OF SECRETARY OF STATE

I, David B. Paythress, Secretary of State of the State of Georgia, do hereby certify that based on a diligent search of the records on file in this office, I find that the name of the following proposed domestic corporation to wit

                 "NATIONAL REAL ESTATE MAGAZINE NETWORK, INC."

is not identical with or confusingly similar to the name of any other existing domestic or domesticated (Illegible) corporation registered in the records no file in the (Illegible) to the name of any other proposed domestic or domesticated, or foreign corporation as shown by a certificate of the Secretary of State heretofore (Illegible) and presently effective.

     This certificate is in full force and effective for a period of 4 calendar months from date of reason. After such period of time, this certificate (Illegible)

(Illegible)

(SEAL OF STATE OF GEORGIA)


/s/ David B. Paythress
----------------------

                                    DUPLICATE

                             (STATE OF GEORGIA LOGO)

                          OFFICE OF SECRETARY OF STATE

I, David B. Paythress, Secretary of State of the State of Georgia, do hereby certify that the articles of incorporation of "NATIONAL REAL ESTATE MAGAZINE NETWORK, INC." have been duly amended under the laws of the State of Georgia changing its name to "NETWORK PUBLICATIONS, INC." on the 25th day of October, 1982, by the filing of articles of amendment in the office of the Secretary of State and the fees therefor paid, as provided by law, and that attached hereto is a true copy of said articles of amendment.

(Illegible)


/s/ David B. Paythress
----------------------
(Illegible)

                                 LAW OFFICES OF
                               GILBERG, KRASELSKY
                                  & GRAY. P.C.
                              POST OFFICE BOX 346
                             ALBANY, GEORGIA 31702
                                 (912)883-2527

                              ARTICLES OF AMENDMENT
                                       OF
                   NATIONAL REAL ESTATE MAGAZINE NETWORK, INC.

                                      -1-

          The name of the Corporation is NATIONAL REAL ESTATE MAGAZINE NETWORK, INC.

                                      -2-

          On March 8, 1982, the Shareholders of said Corporation did adopt an amendment to the Articles of Incorporation of said Corporation as follows:

                                      -3-

          The name of the Corporation shall be amended to be:

                            NETWORK PUBLICATIONS, INC.

and the Certificate of the Secretary of state of Georgia that the corporate name is available is attached hereto.

                                      -4-

          Said amendment was adopted by the vote of the holders of 500 shares, there being 600 shares outstanding and entitled to vote thereon. The vote of a majority of the shareholders entitled to vote is required to amend the Articles of Incorporation.

     IN WITNESS WHEREOF, NATIONAL REAL ESTATE MAGAZINE NETWORK, INC. has caused these Articles of Amendment to be executed and its corporate seal to be affixed and has caused the foregoing to be attested, all by its duly authorized officers, on this 8 day of March, 1982.


                                        NATIONAL REAL ESTATE MAGAZINE NETWORK,
                                        INC.


                                        By /s/ Robert W. Hughes
                                           -------------------------------------
                                           President


                                        Attest Leslie Parham
                                               ---------------------------------
                                               Secretary

                                               (CORPORATE SEAL)

                            (STATE OF GEORGIA LOGO)

                          OFFICE OF SECRETARY OF STATE

I, David B. Paythress, Secretary of State of the State of Georgia, do hereby certify that

Illegible

                          "NETWORK PUBLICATIONS, INC."

is not identical with or confusingly similar to the name of any other existing domestic or domesticated of foreign corporation registered in the records on file in this office or to the name of any other proposed domestic or domesticated, or foreign corporation as shown by a certificate of the Secretary of State heretofore issued and presently effective.

     This certificate is in full force and effective for a period of 4 calendar months from date of issuance. After such period of time, this certificate (Illegible)

(Illegible)

(SEAL OF STATE OF GEORGIA)


                             82293079   /s/ David B. Paythress
                                        ----------------------------------------
                                        Secretary of State, Illegible
                                        Commissioner of the State of Georgia

                               SECRETARY OF STATE
                        BUSINESS SERVICES AND REGULATION
                              SUITE 315, WEST TOWER
                          2 MARTIN LUTHER KING JR. DR.
                           ATLANTA, GEORGIA 30334-1530

DOCKET NUMBER : 921070264
CONTROL NUMBER: 8212869
EFFECTIVE DATE: 04/03/1992
REFERENCE     : 0045
PRINT DATE    : 04/16/1992
FORM NUMBER   : 111

SMITH, GAMBRELL & RUSSELL
1230 PEACHTREE ST. N.E.
SUITE 3100, PROMENADE 11
ATLANTA GA 30309

                            CERTIFICATE OF AMENDMENT

I, MAX CLELAND, Secretary of State and the Corporation Commissioner of the State of Georgia, do hereby certify under the seal of my office that

                           NETWORK PUBLICATIONS, INC.
                          A DOMESTIC PROFIT CORPORATION

has filed articles of amendment in the office of the Secretary of State and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.


                                        /s/ Max Cleland
                                        ----------------------------------------
                                        MAX CLELAND
                                        SECRETARY OF STATE


                                        /s/ Verley J. Spivey
                                        ----------------------------------------
                                        VERLEY J. SPIVEY
                                        DEPUTY SECRETARY OF STATE

(SEAL OF STATE OF GEORGIA)

                    AMENDMENT TO ARTICLES OF INCORPORATION OF
                           NETWORK PUBLICATIONS, INC.

                                       I.

     The name of the Corporation is Network Publications, Inc.

                                      II.

     The Articles of Incorporation of the Corporation are hereby amended by the deletion of Article V thereof in its entirety and the insertion of a new Article V in lieu thereof which shall read as follows;

          The Corporation shall have the authority to issue 500,700 shares of no par value common stock, of which 700 shares shall be designated Class A voting shares ("Class A Stock") and 500,000 shall be designated Class B Non-Voting shares ("Class B Stock"). Except that Class B Stock is non-voting, Class A Stock and Class B Stock are otherwise identical in rights and privileges. Any Shares of common stock issued and outstanding of April 3, 1992 shall be designated as Class A Stock.

                                      III.

     This Amendment to the Articles of Incorporation of the Corporation was adopted by the unanimous written consent of all of the members of the Board of Directors pursuant to Section 14-2-821 of the Georgia Business Corporation Code, and all of the Shareholders of the Corporation pursuant to Sections 14-2-1003 and 14-2-704 of the Georgia Business Corporation Code, each dated as of April 3, 1992.

                                       IV.

     This Amendment to the Articles of Incorporation of the Corporation shall be effective upon the Secretary of State's acceptance hereof for filing.

     IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Articles of Incorporation of Network Publications, Inc., as of the 3rd day of April, 1992.

                                        NETWORK PUBLICATIONS, INC.


                                        By: /s/ K. Payne Hughes
                                            ------------------------------------
                                            K. Payne Hughes
                                            Chief Executive Officer

[CORPORATE SEAL]

                               SECRETARY OF STATE
                        BUSINESS SERVICES AND REGULATION
                              SUITE 315, WEST TOWER
                          2 MARTIN LUTHER KING JR. DR.
                           ATLANTA, GEORGIA 30334-1530

DOCKET NUMBER : 932670087
CONTROL NUMBER: 8212869
EFFECTIVE DATE: 09/23/1993
REFERENCE     : 0064
PRINT DATE    : 09/24/1993
FORM NUMBER   : 111

SMITH, GAMBRELL & RUSSELL
R. BRANDON ASBILL
1230 PEACHTREE ST., NE, #3100 PROMENADE 11
ATLANTA GA 30309-3592

                            CERTIFICATE OF AMENDMENT

I, MAX CLELAND, Secretary of State and the Corporation Commissioner of the State of Georgia, do hereby certify under the seal of my office that

                           NETWORK PUBLICATIONS, INC.
                          A DOMESTIC PROFIT CORPORATION

has filed articles of amendment in the office of the Secretary of State and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.


                                        /s/ Max Cleland
                                        ----------------------------------------
                                        MAX CLELAND
                                        SECRETARY OF STATE


                                        /s/ Verley J. Spivey
                                        ----------------------------------------
                                        VERLEY J. SPIVEY
                                        DEPUTY SECRETARY OF STATE

(SEAL OF STATE OF GEORGIA)

                    AMENDMENT OT ARTICLES OF INCORPORATION OF
                           NETWORK PUBLICATIONS, INC.

                                       I.

     The name of the Corporation is Network Publication, Inc.

                                       II.

     The Articles of Incorporation of the Corporation are hereby amended by the deletion of Article V thereof in its entirety and the insertion of a new
Article v in lieu thereof which shall read as follows:

          The Corporation shall have the authority to issue 500,700 shares of common stock, $1.00 par value, of which 700 shares shall be designated Class A voting shares ("Class A Stock") and 500,000 shall be designated Class B Non-voting shares ("Class B Stock"). Except that Class B stock is non-voting, Class A stock and Class B are otherwise identical in rights and privileges. Any Shares of common stock issued and outstanding of April 3, 1992 shall be designated as Class A stock."

                                      III.

     This Amendment to the Articles of Incorporation of the Corporation was adopted by the unanimous written consent of all of the members of the Board of Directors pursuant to Section 14-2-821 of the Georgia Business Corporation Code, and all of the Shareholders of the Corporation pursuant to Section 14-2-1003 and 14-2-704 of the Georgia Business Corporation Code, each dated as of September 21, 1993.

                                       IV.

     This Amendment to the Articles of Incorporation of the Corporation shall be effective upon the Secretary of State's acceptance hereof for filing.

     IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Articles of Incorporation of Network Publications, Inc., as of the 21st day of September, 1993.

                                        NETWORK PUBLICATIONS, INC.


                                        By: /s/ K. Payne Hughes
                                            ------------------------------------
                                            K. Payne Hughes
                                            Chief Executive Officer

[CORPORATE SEAL]

                               SECRETARY OF STATE
                        BUSINESS SERVICES AND REGULATION
                              SUITE 315, WEST TOWER
                          2 MARTIN LUTHER KING, JR. DR.
                           ATLANTA, GEORGIA 3033-1-1530

DOCKET NUMBER  : 940060087
CONTROL NUMBER : 8212869
EFFECTIVE DATE : 12/30/1993
REFERENCE      : 0045
PRINT DATE     : 01/07/1994
FORM NUMBER    : 411

WILLIAM B. WOOD
SMITH, GAMBRELL & RUSSELL
1230 PEACHTREE ST., STE. 3100
ATLANTA, GA 30309-3592

                             CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Georgia Law certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity:

   NETWORK PUBLICATIONS, INC., a Georgia corporation

Nonsurviving Entity/Entities:

   NETWORK MARKETING GROUP, INC., A Georgia corporation


                                        /s/ Max Cleland
                                        ----------------------------------------
                                        MAX CLELAND
                                        SECRETARY OF STATE


                                        /s/ Verley J. Spivey
                                        ----------------------------------------
                                        VERLEY J. SPIVEY
                                        DEPUTY SECRETARY OF STATE

(SEAL OF STATE OF GEORGIA)

         SECURITIES   CEMETERIES   CORPORATIONS   CORPORATIONS HOT-LINE
          656-2894     656-3079      656-2817          404-656-2222

                              CERTIFICATE OF MERGER
                                       OF
                          NETWORK MARKETING GROUP, INC.
                                      INTO
                           NETWORK PUBLICATIONS, INC.

                                       I.

     The Board of Directors and Shareholders of NETWORK PUBLICATIONS, INC., a Georgia corporation, and the Board of Directors and Shareholders of NETWORK MARKETING GROUP, INC., a Georgia corporation, have duly approved an Agreement and Plan of Merger.

                                       II.

     The name of the surviving corporation is Network Publications, Inc., a Georgia corporation.

                                      III.

     The executed Agreement and Plan of Merger is on file at the principal place of business of Network Publications, Inc., which is located at 2 Pamplin Drive, Lawrenceville, Georgia.

                                       IV.

     A copy of the Agreement and Plan of Merger will be provided by Network Publications, Inc., on request and without cost, to any shareholder of Network Publications, Inc. or Network Marketing Group, Inc.

                                       V.

     Pursuant to the Agreement and Plan of Merger, the merger of Network Marketing Group, Inc. into Network Publications, Inc. shall be effective upon the close of business on December 30, 1993.

     So executed, this 28th day of December, 1993.

                                        Network Publications, Inc.


                                        /s/ R. Allen Hughes
                                        ----------------------------------------
                                        R. Allen Hughes
                                        President


Attest:


/s/ K. Payne Hughes
-------------------------------------
K. Payne Hughes
Secretary


                                        Network Marketing Group, Inc.


                                        /s/ K. Payne Hughes
                                        ----------------------------------------
                                        K. Payne Hughes
                                        President


Attest:


/s/ R. Allen Hughes
-------------------------------------
R. Allen Hughes
Secretary

                                   CERTIFICATE

     I, R. Allen Hughes, do hereby certify to the Secretary of State of the State of Georgia as follows:

                                       1.

     I am President of Network Publications, Inc.

                                       2.

     I hereby verify that a request for publication of a Notice of Merger of Network Marketing Group, Inc. into Network Publications, Inc. has been sent to the Gwinnett Post Tribune along with payment in full for the publication of said notice.

     So certified this 28th day of December, 1993.


                                        /s/ R. Allen Hughes
                                        ----------------------------------------
                                        R. Allen Hughes

                               SECRETARY OF STATE
                             CORPORATIONS DIVISION
                                 315 WEST TOWER
                         2 MARTIN LUTHER KING, JR. DR.
                           ATLANTA, GEORGIA 30334-1530

DOCKET NUMBER : 983240995
CONTROL NUMBER: 8212869
EFFECTIVE DATE: 11/17/1998
REFERENCE     : 0047
PRINT DATE    : 11/20/1998
FORM NUMBER   : 611

SMITH, GAMBRELL ET AL
ATTN: WILLIAM B. WOOD
1230 PEACHTREE ST NE STE 3100
ATLANTA GA 30309-3592

                      CERTIFICATE OF NAME CHANGE AMENDMENT

I, Lewis A. Massey, the Secretary of State and the Corporation Commissioner of the State of Georgia, do hereby certify under the seal of my office that

                           NETWORK PUBLICATIONS, INC.
                          A DOMESTIC PROFIT CORPORATION

has filed articles of amendment in the office of the Secretary of State changing its name to

                          NETWORK COMMUNICATIONS, INC.

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.


                                        /s/ Lewis A. Massey
                                        ----------------------------------------
                                        LEWIS A. MASSEY
                                        SECRETARY OF STATE

(SEAL OF STATE OF GEORGIA)

                                  AMENDMENT TO
                          ARTICLES OF INCORPORATION OF
                           NETWORK PUBLICATIONS, INC.
                              CHANGING ITS NAME TO
                          NETWORK COMMUNICATIONS, INC.

                                       I.

     The name of the Corporation is Network Publications, Inc.

                                       II.

     The Articles of Incorporation of the Corporation are hereby amended by the deletion of Article I thereof in its entirety and the insertion of a new Article I in lieu thereof which shall read as follows;

         "The name of the Corporation is Network Communications, Inc."

                                      III.

     This Amendment to the Articles of Incorporation of the Corporation was adopted by the unanimous written consent of all of the members of the Board of Directors pursuant to Section 14-2-821 of the Georgia Business Corporation Code, and by all of the Shareholders of the Corporation pursuant to Sections 14-2-1003 and 14-2-704 of the Georgia Business Corporation Code, each dated as of October 13, 1998.

                                       IV.

     This Amendment to the Articles of Incorporation of the Corporation shall be effective upon filing with the office of the Secretary of State.

                                        NETWORK PUBLICATIONS, INC.


                                        By: /s/ Jay M. McDonald
                                            ------------------------------------
                                            Jay M. McDonald, Chief Executive
                                            Officer

                                   CERTIFICATE

     I, William B. Wood, do hereby certify that I, on behalf of Network Publications, Inc. have delivered a request for publication of a Notice of Intent to File Articles of Amendment to change the name of the corporation and payment therefor as required in O.C.G.A. Section 14-2-1006.1(b).

     This __ day of November, 1998.


                                        /s/ William B. Wood
                                        ----------------------------------------
                                        William B. Wood

                               SECRETARY OF STATE
                              CORPORATIONS DIVISION
                                 315 WEST TOWER
                         #2 MARTIN LUTHER KING, JR. DR.
                           ATLANTA, GEORGIA 30334-1530

DOCKET NUMBER  : 021790695
CONTROL NUMBER : J212869
EFFECTIVE DATE : 06/28/2002
REFERENCE      : 0077
PRINT DATE     : 06/28/2002
FORM NUMBER    : 411

CSC NETWORKS, INC.
DAVID HOLCOMB #310
900 OLD ROSWELL LAKES PKWY.
ROSWELL GA 30076

                             CERTIFICATE OF MERGER

I, Cathy Cox, the Secretary of State of the State of the Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity:

   NETWORK COMMUNICATIONS, INC., A GEORGIA CORPORATION

Nonsurviving Entity/Entities:

   HUGHES HOLDINGS, INC., A GEORGIA CORPORATION


                                        /s/ Cathy Cox
                                        ----------------------------------------
                                        CATHY COX
                                        SECRETARY OF STATE

(SEAL OF STATE OF GEORGIA)

                               ARTICLES OF MERGER

                                       OF

                              HUGHES HOLDINGS, INC.

                                       AND

                           NETWORK COMMUNICATIONS, INC

To the Secretary of State of the State of Georgia

Pursuant to the provisions of the Georgia Business Corporation Code, the domestic corporations herein named do hereby adopt the following articles of merger.

          1. Annexed hereto and made a part hereof is the Plan of Merger for merging Hughes Holdings, Inc. with and into Network Communications, Inc. as adopted a unanimous written consent of the Board of Directors of Hughes Holdings, Inc. on June 28, 2002 and adopted by an unanimous written consent of the Board of Directors of Network Communication, Inc. on June 28, 2002.

          2. The merger was duly approved by the shareholders of Hughes Holdings, Inc. and Network Communications, Inc.

          3. Network Communications, Inc. will continue its existence as the surviving corporation under its present name pursuant to the provisions of the Georgia Business Corporation Code.

          4. This Article constitutes an undertaking by the corporation that the request for publication of a notice of filing these Articles of Merger and payment therefore will be made as required by subsection (b) of Section 14-2-1105.1 of the Georgia Business Corporation Code.

          5. The merger herein provided for shall take effect in the State of Georgia on June 28, 2002 at 3:38 pm, EST.

                                 PLAN OF MERGER

     PLAN OF MERGER adopted by Hughes Holdings, Inc., a corporation for profit organized under the laws of the State of Georgia, by resolution of its Board of Directors on June 28, 2002 and by Network Communications, Inc., a corporation for profit organized under the law of the State of Georgia, by resolution of its Board of Directors on June 28, 2002. The names of the corporations planning to merge are Hughes Holdings, Inc., a corporation for profit organized under the laws of the State of Georgia, and Network Communications, Inc., a corporation for profit organized under the laws of the State of Georgia. The name of the surviving corporation into which Hughes Holdings, Inc. plans to merge is Network Communications, Inc.

          1. Hughes Holdings, Inc. and Network Communications, Inc. shall, pursuant to the provisions of the Georgia Business Corporation Code, be merged with and into a single corporation, to wit, Network Communications, Inc., which shall be the surviving corporation when the merger takes effect and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Georgia Business Corporation Code. The separate existence of Hughes Holdings, Inc., which is sometimes hereinafter referred to as the "non-surviving corporation", shall cease when the merger takes effect of the merger in accordance provisions of the Georgia Business Corporation Code.

          2. The Articles of Incorporation of the surviving corporation when the merger takes effect shall be the Articles of Incorporation of said surviving corporation except that Article V thereof relating to the authorized shares of the surviving corporation is hereby amended and changed so as to read as follows when the merger takes effect:

          "The Corporation shall have the authority to issue One Hundred (100) shares of Common Stock with a par value of $.001 per share."

          and said Articles of Incorporation as herein amended and changed shall continue in full force and effect until further amended and changed in the manner prescribed by the provisions of the Georgia Business Corporation Code.

          3. The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Georgia Business Corporation Code.

          4. The directors and officers in office of the surviving corporation when the merger takes effect shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their respective successors or until their tenure is otherwise laminated in accordance with the bylaws of the surviving corporation.

          5. Each issued share of the non-surviving corporation when the merger takes effect shall be converted into shares of the surviving corporation. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued when the merger takes effect shall continue to represent one issued share of the surviving corporation.

          6. The Plan of Merger herein made and approved shall be submitted to the shareholders of the non-surviving corporation and to the shareholders of the surviving corporation for their approval or rejection in the manner prescribed by the provisions of the Georgia Business Corporation Code.

          7. In the event that the Plan of Merger shall have been approved by the shareholders entitled to vote of the non-surviving corporation and by the shareholders entitled to vote of the surviving corporation in the manner prescribed by the provisions of the Georgia Business Corporation Code, the non-surviving corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Georgia, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

          8. The Board of Directors and the proper officers of the non-surviving corporation and the Board of Directors and the proper officers of the surviving corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

     IN WITNESS WHEREOF, the undersigned have executed this Article of Merger as of this Illegible day of June 2002.

                                        HUGHES HOLDINGS, INC.


                                        By: /s/ Peggy Koenig
                                            ------------------------------------
                                        Name: Peggy Koenig
                                        Title: Vice President


                                        NETWORK COMMUNICATIONS, INC.


                                        By: /s/ Peggy Koenig
                                            ------------------------------------
                                        Name: Peggy Koenig
                                        Title: Vice President

                               SECRETARY OF STATE
                              CORPORATIONS DIVISION
                                 315 WEST TOWER
                         #2 MARTIN LUTHER KING, JR. DR.
                           ATLANTA, GEORGIA 30334-1530

DOCKET NUMBER  : 021790699
CONTROL NUMBER : J212869
EFFECTIVE DATE : 06/28/2002
REFERENCE      : 0077
PRINT DATE     : 06/28/2002
FORM NUMBER    : 411

CSC NETWORKS, INC.
DAVID BOLCOMB #310
900 OLD ROSWELL LAKES PKWT.
ROSWELL GA 30076

                              CERTIFICATE OF MERGER

I, Cathy Cox, the Secretary of State of the Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of the said filing.

Surviving Entity:

     NETWORK COMMUNICATIONS, INC., A GEORGIA CORPORATION

Nonsurviving Entity/Entities:

     GALLARUS MEDIA, INC., A DELAWARE CORPORATION


                                        /s/ CATHY COX
                                        ----------------------------------------
                                        CATHY COX
                                        SECRETARY OF STATE

(SEAL OF STATE OF GEORGIA)

                               ARTICLES OF MERGER

                                       OF

                              GALLARUS MEDIA, INC.
                             A DELAWARE CORPORATION

                                      AND

                          NETWORK COMMUNICATIONS, INC.

To the Secretary of State of the State of Georgia

Pursuant to the provisions of the Georgia Business Corporation Code, the domestic corporation and the foreign corporation herein named do hereby adopt the following articles of merger.

          1. Annexed hereto and made a part hereof is the Plan of Merger for merging Gallarus Media, Inc., a corporation of the State of Delaware and into Network Communication, Inc., a corporation of the State of Georgia as adopted by a unanimous written consent of the Board of Directors of Gallarus Media, Inc. on June 28, 2002 and adopted by a unanimous written consent of the Board of Directors of Network Media, Inc. on June 28, 2002.

          2. The merger was duly approved by the shareholders of Network, Communications, Inc.

          3. The merger of Gallarus Media, Inc, with and into Network Communications, Inc., is permitted by the laws of the jurisdiction of organization of Gallarus Media, Inc. and has been authorized in compliance with said laws.

          4. Network Communications, Inc. will continue its existence as the surviving corporation under its present name pursuant to the provisions of the Georgia Business Corporation Code.

          5. This Article constitutes an undertaking by the corporation that the request for publication of a notice of filing these Articles of Merger and payment therefore will be made as required by subsection (b) of Section 14-2-1105.1 of the Georgia Business Corporation Code.

          6. The merger herein provide for shall take effect in the State of Georgia on June 28, 2002 at 4:00pm EST.

          IN WITNESS WHEREOF, the undersigned have executed this Articles of Merger as of this 28 day of June 2002.

                                        GALLARUS MEDIA, INC.


                                        By: /s/ Peggy Koenig
                                            ------------------------------------
                                        Name: Peggy Koenig
                                        Title: Vice President


                                        NETWORK COMMUNICATIONS, INC.


                                        By: /s/ Peggy Koenig
                                            ------------------------------------
                                        Name: Peggy Koenig
                                        Title: Vice President

                                 PLAN OF MERGER

          PLAN OF MERGER adopted by Gallarus Media, Inc., a corporation for profit organized under the laws of the State of Delaware, by resolution of its Board of Directors on June 28, 2002 and by Network Communications, Inc., a corporation for profit organized under the laws of the State of Georgia, by resolution of its Board of Directors June 28, 2002. The names of the corporations planning to merge are Gallarus Media, Inc., a corporation for profit organized under the laws of the State of Delaware, and Network Communications, incorporation for profit organized under the laws of the State of Georgia. The name of the surviving corporation into which Gallarus Media, Inc. plans to merge into is Network Communications, Inc.

          1. Gallarus Media, Inc. and Network Communications, Inc., shall, pursuant to the provisions of the laws of the State of Delaware and the provisions of the Georgia Business Corporation Code, be merged with and into a single corporation, to wit, Network Communications, Inc., which shall be the surviving exporation upon the effective date of the merger and which is sometimes hereinafter referred to as the "surviving corporation" and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Georgia Business Corporation Code. The separate existence of Gallarus Media, Inc., which is sometimes hereinafter referred to as the "non-surviving corporation", shall cease upon the effective date of the merger in accordance with the laws of the jurisdiction of its organization.

          2. The Articles of Incorporation of the surviving corporation upon the effective date of the merger shall be the Articles of Incorporation of said surviving corporation and said Articles of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Georgia Business Corporation Code.

          3. The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the Georgia Business Corporation Code.

          4. The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

          5. Each issued share of the non-surviving corporation when the merger takes effect shall be converted into shares of the surviving corporation. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the when the merger takes effect shall continue to represent one issued share of the surviving corporation.

          6. The merger of the non-surviving corporation with and into the surviving corporation shall be authorized in the manner prescribed by the laws of the jurisdiction of organization of the non-surviving corporation, and the Plan of Merger herein made and approved shall be submitted to the shareholders of the surviving corporation for their approval or rejection in the manner prescribed by the provisions of the Georgia Business Corporation Code.

          7. In the event that the merger of the non-surviving corporation with and into the surviving corporation shall have been duly authorized in compliance with the laws of the jurisdiction of organization of the non-surviving corporation, and in the event that the Plan of Merger shall have been approved by the shareholders entitled to vote of the surviving corporation in the manner prescribed by the provisions of the Georgia Business Corporation Code, the non-surviving corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of and of the State of Georgia, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

          8. The Board of Directors and the proper officers of the non-surviving corporation and of the surviving corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

                               SECRETARY OF STATE
                              CORPORATIONS DIVISION
                                 315 WEST TOWER
                         #2 MARTIN LUTHER KING, JR. DR.
                           ATLANTA, GEORGIA 30334-1530

DOCKET NUMBER: 022709487
CONTROL NUMBER: J212569
EFFECTIVE DATE: 09/26/2002
REFERENCE: 0045
PRINT DATE: 09/26/2002
FORM NUMBER: 411

CSC NETWORKS, INC.
DAVID HOLCOMB, #310
930 OLD ROSWELL LAKES PKWY.
ROSWELL, GA. 30076

                              CERTIFICATE OF MERGER

I, Cathy Cox, the Secretary of State of the State of Georgia, de hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of the said filing.

Surviving Entity:

     NETWORK COMMUNICATIONS, INC., A GEORGIA CORPORATION

Nonsurviving Entity/Entities:

     BLACK'S HOLDINGS, INC., A DELAWARE CORPORATION


                                        /s/ Cathy Cox
                                        ------------------------------------
                                        Cathy Cox
                                        Secretary of State

(SEAL OF STATE OF GEORGIA)

                               ARTICLES OF MERGER

                                       OF

                             BLACK'S HOLDINGS, INC.,
                             A DELAWARE CORPORATION

                                       AND

                          NETWORK COMMUNICATIONS, INC.,
                              A GEORGIA CORPORATION

To the Secretary of State of the State of Georgia

Pursuant to the provisions of the Georgia Business Corporation Code, the domestic corporation and the foreign corporation herein named do hereby adopt the following articles of merger.

          1. Annexed hereto and made a part hereof is the Plan of Merger for merging Black's Holdings, Inc., a corporation of the State of Delaware with and into Network Communications, Inc., a corporation of the State of Georgia as adopted by a unanimous written consent of the Board of Directors of Black's Holdings, Inc., on September 26, 2002 and adopted by a unanimous written consent of the Board of Directors of Network Media, Inc., on September 26, 2002.

          2. The merger was duly approved by shareholders of Network Communications, Inc.

          3. The merger of Black's Holdings, Inc., with and into Network Communications, Inc., is permitted by the laws of the jurisdiction of organization of Black's Holdings, Inc., and has been authorized in compliance with said laws.

          4. Network Communications, Inc., will continue its existence as the surviving corporation under its present name pursuant to the provisions of the Georgia Business Corporation Code.

          5. The Article constitutes an undertaking by the corporation that the request for publication of a notice of filing these Articles of Merger and payment therefore will be made as required by subsection (b) of Section 14-2-1105.1 of the Georgia Business Corporation Code.

     IN WITNESS WHEREOF, the undersigned have executed this Articles of Merger as of this 26 day of September, 2002.

                                        BLACK'S HOLDINGS, INC.


                                        By: /s/ Peggy Koenig
                                            -----------------------------------
                                        Name: Peggy Koenig
                                        Title: Vice President


                                        NETWORK COMMUNICATIONS, INC.


                                        By: /s/ Peggy Koenig
                                            -----------------------------------
                                        Name: Peggy Koenig
                                        Title: Vice President

                                 PLAN OF MERGER

          PLAN OF MERGER adopted by Black's Holdings, Inc., a corporation for profit organized under the laws of the State of Delaware, by resolution of its Board of Directors on September 26, 2002 and by Network Communications, Inc., a corporation for profit organized under the laws of the State of Georgia, by resolution of its Board of Directors September 26, 2002. The names of the corporations planning to merge are Black's Holdings, Inc., a corporation for profit organized under the laws of the State of Delaware, and Network Communications, Inc., a corporation for profit organized under the laws of the State of Georgia. The name of the surviving corporation into which Black's Holdings, Inc. plans to merge into is Network Communications, Inc.

          1. Black's Holdings, Inc. and Network Communications, Inc., shall, pursuant to the provisions of the laws of the State of Delaware and the provisions of the Georgia Business Corporation Code, be merged with and into a single corporation, to wit, Network Communications, Inc., which shall be the surviving corporation upon the effective date of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Georgia Business Corporation Code. The separate existence of Black's Holdings, Inc., which is sometimes hereinafter referred to as the "non-surviving corporation", shall cease upon the effective due of the merger in accordance with the laws of the jurisdiction of its organization.

          2. The Articles of Incorporation of the surviving corporation upon the effective date of the merger shall be the Articles of Incorporation of said surviving corporation and said Articles of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Georgia Business Corporation Code.

          3. The present bylaws of the surviving corporation and will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Georgia Business Corporation Code.

          4. The direction and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

          5. Each issued share of the non-surviving corporation when the merger takes effect shall be converted into a right to receive certain cash payments. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of when the merger takes effect shall continue to represent one issued share of the surviving corporation.

          6. The merger of the non-surviving corporation with and into the surviving corporation shall be authorized in the manner prescribed by the laws of the jurisdiction of organization of the non-surviving corporation, and the Plan of Merger herein made and approved shall be submitted to the shareholders of the surviving corporation for their approval or rejection in the manner prescribed by the provisions of the Georgia Business Corporation Code.

          7. In the event that the merger of the non-surviving corporation with and into the surviving corporation shall have been duly authorized in compliance with the laws of the jurisdiction of organization of the non-surviving corporation, and in the event that the Plan of Merger shall have been approved by the shareholders entitled to vote of the surviving corporation in the manner prescribed by the provisions of the Georgia Business Corporation Code, the non-surviving corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Delaware and of the State of Georgia, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

          8. The Board of Directors and the proper officers of the non-surviving corporation and of the surviving corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

                               SECRETARY OF STATE
                              CORPORATIONS DIVISION
                                 315 WEST TOWER
                         #2 MARTIN LUTHER KING, JR. DR.
                           ATLANTA, GEORGIA 30334-1530

DOCKET NUMBER  : 030030663
CONTROL NUMBER : J212869
EFFECTIVE DATE : 01/03/2003
REFERENCE      : 0093
PRINT DATE     : 01/03/2003
FORM NUMBER    : 411

CSC NETWORKS, INC.
DAVID HOLCOMB
900 OLD ROSWELL LAKES PKWY. #310
ROSWELL GA 30076

                              CERTIFICATE OF MERGER

I, Cathy Cox, the Secretary of State of the Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of the said filing.

Surviving Entity:

     NETWORK COMMUNICATIONS, INC., A GEORGIA CORPORATION

Nonsurviving Entity/Entities:

     BLACK'S GUIDE, INC., A MARYLAND CORPORATION


                                        /s/ Cathy Cox
                                        ----------------------------------------
                                        CATHY COX
                                        SECRETARY OF STATE

(SEAL OF STATE OF GEORGIA)

                               ARTICLES OF MERGER

                                       OF

                               BLACK'S GUIDE, INC.
                             A MARYLAND CORPORATION

                                       AND

                           NETWORK COMMUNICATIONS, INC.
                              A GEORGIA CORPORATION

To the Secretary of State of the State of Georgia

Pursuant to the provisions of the Georgia Business Corporation Code governing the merger of a foreign wholly-owned subsidiary business corporation into its domestic parent business corporation, the undersigned domestic business corporation hereinafter named does hereby adopt the following articles of merger.

          1. The name of the subsidiary corporation, which is a business corporation organized under the laws of the State of Maryland is Black's Guide, Inc.

          2. The name of the parent corporation, which is a business corporation organized under the laws of the State of Georgia is Network Communications, Inc.

          3. The number of outstanding shares of Black's Guide, Inc. is 1000, all of which are of one class, and all of which are owned by Network Communications, Inc.

          4. Annexed hereto and made a part hereof is the Plan of Merger for merging Black's Guide, Inc. with and into Network Communication, Inc. as adopted by a unanimous written consent of the Board of Directors of Network Communications, Inc.

          5. Network Communications, Inc., in its capacity as the holder of all of the issued and outstanding shares of Black's Guide, Inc. waived the mailing of a copy of the Plan of Merger to Networks Communication, Inc. otherwise provided for under the provisions of section 14-2-1104 of the Georgia Business Corporation Code.

          6. The laws of the jurisdiction of organization of Black's Guide, Inc. permit the merger of a wholly-owned subsidiary business corporation of that jurisdiction into a parent business corporation of another jurisdiction; and the merger of Black's Guide, Inc. into Network Communications, Inc. is in compliance with the laws of the jurisdiction of organization of Black's Guide, Inc.

          7. Shareholder approval was not required.

          8. This Article constitutes an undertaking by the corporation that the request for publication of a notice of filing these Articles of Merger and payment therefore will be made as required by subsection (b) of Section 14-2-1105.1 of the Georgia Business Corporation Code.

          9. The merger herein provided for shall take effect in the State of Georgia as of 12:01 am on January 5, 2003.

          IN WITNESS WHEREOF, the undersigned have executed this Articles of Merger as of this ____ day January 2003.

                                        BLACK'S GUIDE, INC.


                                        By: /s/ Peggy Koenig
                                            ------------------------------------
                                        Name: Peggy Koenig
                                        Title: Vice President


                                        NETWORK COMMUNICATIONS, INC.


                                        By: /s/ Peggy Koenig
                                            ------------------------------------
                                        Name: Peggy Koenig
                                        Title: Vice President

                                 PLAN OF MERGER

          PLAN OF MERGER adopted by Network Communications, Inc., a corporation for profit organized under the laws of the State of Georgia, by resolution of its Board of Directors. The names of the corporations planning to merge are Black's Guide, Inc., a corporation for profit organized under the laws of the State of Maryland, and Network Communications, Inc., a corporation for profit organized under the laws of the State of Georgia. The name of the surviving corporation into which Black's Guide, Inc. plans to merge into is Network Communications, Inc.

          1. Network Communications Inc., which is a business corporation of the State of Georgia and is the owner of all of the outstanding shares of Black's Guide, Inc., which is a business corporation of the State of Maryland, hereby merges Black's Guide, Inc. into Network Communications, Inc. pursuant to the provisions of the Maryland General Corporation Law and pursuant to the provisions of the Georgia Business Corporation Code.

          2. The separate existence of Black's Guide, Inc. shall cease at the time the merger takes effect pursuant to the Maryland General Corporation Law; and Network Communications shall continue its existence as the surviving corporation pursuant to the provision of Georgia Business Corporation Code.

          3. The Articles of Incorporation of Network Communications, Inc. are not amended in any respect by this Plan of Merger.

          4. The issued shares of Black's Guide, Inc. shall not be converted or exchanged in any manner, but each said share which is issued as of when the merger takes effect shall be surrendered and extinguished.

          5. Each share of Network communications, Inc, outstanding immediately prior to the time the merger takes effect is to be an identical outstanding or treasury or unissued share of Network Communications, Inc. after the effective date of the merger.

          6. No shares of Network Communications, Inc. and no shares, securities or obligations convertible into such shares are to be issued or delivered under this Plan of Merger.

          7. The Board of Directors and the proper officers of Network Communications, Inc. are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file and/or record any and all instruments, papers and documents which shall be or become necessary proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

                               SECRETARY OF STATE
                              CORPORATIONS DIVISION
                                 315 WEST TOWER
                         #2 MARTIN LUTHER KING, JR. DR.
                           ATLANTA, GEORGIA 30334-1530

DOCKET NUMBER  : 040920876
CONTROL NUMBER : J212869
EFFECTIVE DATE : 04/01/2004
REFERENCE      : 0093
PRINT DATE     : 04/01/2004
FORM NUMBER    : 411

CSC NETWORKS, INC.
DAVID HOLCOMB
900 OLD ROSWELL LAKES PKWY.#310
ROSWELL GA 30076

                              CERTIFICATE OF MERGER

I, Cathy Cox, the Secretary of State of the Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of the said filing.

Surviving Entity:

   NETWORK COMMUNICATIONS, INC., A GEORGIA CORPORATION

Nonsurviving Entity/Entities:

   NCI DEVELOPMENT CORPORATION, A DELAWARE CORPORATION


                                        /s/ Cathy Cox
                                        ----------------------------------------
                                        CATHY COX
                                        SECRETARY OF STATE

(SEAL OF STATE OF GEORGIA)

                               ARTICLES OF MERGER

                                       OF

                           NCI DEVELOPMENT CORPORATION
                             A DELAWARE CORPORATION

                                       AND

                          NETWORK COMMUNICATIONS, INC.
                              A GEORGIA CORPORATION

To the Secretary of State of the State of Georgia

Pursuant to the provisions of the Georgia Business Corporation Code, the domestic corporation and the foreign corporation herein named do hereby adopt the following articles of merger.

          1. Annexed hereto and made a part hereof is the Plan of Merger for merging NCI Development Corporation, a corporation of the State of Delaware, into Network Communication, Inc., a corporation of the State of Georgia as adopted by a unanimous written consent of the Board of Directors of NCI Development Corporation on March 31, 2004 and adopted by a unanimous written consent of the Board of Directors of Network Communications, Inc. on March 31, 2004.

          2. The merger was duly approved by the shareholders of Network Communications, Inc.

          3. The merger of NCI Development Corporation, with and into Network Communications, Inc., is permitted by the laws of the jurisdiction of organization of NCI Development Corporation and has been authorized in compliance with said laws.

          4. Network Communications, Inc. will continue its existence as the surviving corporation under its present name pursuant to the provisions of the Georgia Business Corporation Code.

          5. This Article constitutes an undertaking by the corporation that the request for publication of a notice of filing these Articles of Merger and payment therefore will be made as required by subsection (b) of Section 14-2-1105.1 of the Georgia Business Corporation Code.

          6. The merger herein provide for shall take effect in the State of Georgia on April 1, 2004.

          IN WITNESS WHEREOF, the undersigned have executed this Articles of Merger as of this 31st day of March, 2004.

                                        NCI DEVELOPMENT CORPORATION


                                        By: /s/ Gerard P. Parker
                                            ------------------------------------
                                        Name: Gerard P. Parker
                                        Title: Chief Financial Officer


                                        NETWORK COMMUNICATIONS, INC.


                                        By: /s/ Gerard P. Parker
                                            ------------------------------------
                                        Name: Gerard P. Parker
                                        Title: Chief Financial Officer

                                 PLAN OF MERGER

          PLAN OF MERGER adopted by NCI Development Corporation, a corporation for profit organized under the laws of the State of Delaware, by resolution of its Board of Directors on March 31, 2004 and by Network Communications, Inc., a corporation for profit organized under the laws of the State of Georgia, by resolution of its Board of Directors March 31, 2004. The names of the corporations planning to merge are NCI Development Corporation, a corporation for profit organized under the laws of the State of Delaware, and Network Communications, Inc., a corporation for profit organized under the laws of the State of Georgia. The name of the surviving corporation into which NCI Development Corporation plans to merge into is Network Communications, Inc.

          1. NCI Development Corporation and Network Communications, Inc., shall, pursuant to the provisions of the laws of the State of Delaware and the provisions of the Georgia Business Corporation Code, be merged with and into a single corporation, to wit, Network Communications, Inc., which shall be the surviving corporation upon the effective date of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Georgia Business Corporation Code. The separate existence of NCI Development Corporation, which is sometimes hereinafter referred to as the "non-surviving corporation", shall cease upon the effective date of the merger in accordance with the laws of the jurisdiction of its organization.

          2. The Articles of Incorporation of the surviving corporation upon the effective date of the merger shall be the Articles of Incorporation of said surviving corporation and said Articles of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Georgia Business Corporation Code.

          3. The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Georgia Business Corporation Code.

          4. The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

          5. Each issued share of the non-surviving corporation when the merger takes effect shall be converted into shares of the surviving corporation. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the when the merger takes effect shall continue to represent one issued share of the surviving corporation.

          6. The merger of the non-surviving corporation with and into the surviving corporation shall be authorized in the manner prescribed by the laws of the jurisdiction of organization of the non-surviving corporation, and the Plan of Merger herein made and approved shall be submitted to the shareholders of the surviving corporation for their approval or rejection in the manner prescribed by the provisions of the Georgia Business Corporation Code.

          7. In the event that the merger of the non-surviving corporation with and into the surviving corporation shall have been duly authorized in compliance with the laws of the jurisdiction of organization of the non-surviving corporation, and in the event that the Plan of Merger shall have been approved by the shareholders entitled to vote of the surviving corporation in the manner prescribed by the provisions of the Georgia Business Corporation Code, the non-surviving corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of and of the State of Georgia, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

          8. The Board of Directors and the proper officers of the non-surviving Corporation and of the surviving corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

To The Gwinnett Daily Post
P.O. Box 603
Lawrenceville, Georgia 30046-0603

Dear Sirs:

You are requested to publish, once a week for two consecutive weeks, commencing within ten days after your receipt of this letter, a notice in the following form:

NOTICE OF MERGER

Notice is given that articles or a certificate of merger which will effect a merger by and between NCI Development Corporation, a corporation incorporated in the State of Delaware, and Network Communications, Inc., a corporation incorporated in the State of Georgia, has been delivered to the Secretary of State for filing in accordance with the Georgia Business Corporation Code. The name of the surviving corporation in the merger is Network Communications, Inc., a corporation incorporated in the State of Georgia. The registered office of such corporation will be located at 2415 West Park Place, Suite B, Stone Mountain, GA 30087 and its registered agent at such address is Robert W. Hughes, Jr.

                                        Very truly yours,


                                        By: /s/ Gerard P. Parker
                                            ------------------------------------
                                        Name: Gerard P. Parker
                                        Title: Chief Financial Officer

Dated: March 31, 2004